EXHIBIT 99(a)

August 8, 2002
VIA OVERNIGHT MAIL

Jonathan G. Katz, Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Fred J. Runk, principal financial officer, state and attest that:

(1)

To the best of my knowledge, based upon a review of the covered reports of American Financial Group, Inc. (Commission No. 1-13653), and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company's audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission of American Financial Group, Inc.

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of American Financial Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Fred J. Runk Name: Fred J. Runk Date: August 8, 2002

Subscribed and sworn to before me this
8th day of August, 2002.
/s/ James C. Kennedy
Notary Public
My Commission Expires:
Attorney-at-Law Notary Public
State of Ohio - No Expiration Date
Section 147.03 O.R.C.